SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           January 5, 2016
                            Date of Report
                     (Date of Earliest Event Reported)

                  FISHING RIDGE ACQUISITION CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

Delaware                       000-55483                  47-4485832
(State or other         (Commission File Number)       (IRS Employer
jurisdiction                                           Identification No.)
of incorporation)
                           215 Apolena Avenue
                      Newport Beach, California 92662
             (Address of principal executive offices) (zip code)

                              949-673-4510
             (Registrant's telephone number, including area code)

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

	On January 5, 2016 Fishing Ridge Acquisition Corporation filed with the State of Delaware a certificate of amendment to its Certificate of Incorporation increasing its authorized shares of common stock from 100,000,000 shares to 300,000,000 shares and its non-designated preferred stock from 20,000,000 shares to 100,000,000 shares.


                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                FISHING RIDGE ACQUISITION CORPORATION


Date: January 7, 2016
                                       James Cassidy
                                       President